SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

Current report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 13, 2004

DOTRONIX, INC.

(Exact name of registrant as specified in its charter)

          Minnesota                                        0-9996

       41-1387074

(State or other jurisdiction

      (Commission                       (I.R.S. Employer

        of incorporation)                                             File Number)

     Identification No.)

160 First Street S.E., New Brighton, Minnesota

55112-7894

(Address of principal executive offices)                                  (Zip Code)

Registrant’s telephone number, including area code:  (651) 633-1742

                                                                        N/A

(Former name or former address, if changed since last report.)

Item 5.  Other Events.

On August 13, 2004, the Registrant issued a press release to announce that the registration statement covering the warrant dividend was declared effective as of August 12, 2004, and that the warrant dividend will be distributed on August 20, 2004.  The press release is attached to this Form 8-K as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

(a)

Financial statements:  None.

(b)

Pro forma financial information:  None.

(c)

Exhibits:

Exhibit 99

Press release dated August 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 16, 2004

Dotronix, Inc.

By    /s/   Robert V. Kling

    Robert V. Kling

    Chief Financial Officer